[LOGO APPEARS HERE]

December 26, 1998

Dear Griffin Funds Shareholder:

As you likely know, earlier this year H.F. Ahmanson & Company, Griffin Financial Investment Advisers' former indirect parent company, merged with and into a wholly-owned subsidiary of Washington Mutual, Inc. This marked the beginning of a restructuring and integration process of the respective businesses of the two companies, including their mutual fund operations. The WM Group of Funds is the proprietary mutual fund family of Washington Mutual and is advised by WM Advisors, Inc.

On December 14, 1998, after extensive deliberation the Griffin Funds' Board of Directors approved the terms of a proposed merger of each of the Griffin Funds into a corresponding WM Fund. As a result, a special meeting for all Griffin Fund shareholders has been scheduled for February 26, 1999. This meeting will give shareholders an opportunity to ask questions in person, further discuss the proposed consolidation with the WM Funds, and to vote on the proposed mergers. Shareholders do not need to attend the meeting to cast their votes. The accompanying Prospectus/Proxy Statement describes in detail the terms of the mergers and the reasons for their proposal. The mergers are intended to result in a single, better-integrated fund complex.

YOUR VOTE IS IMPORTANT

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED MERGERS. FOR YOUR CONVENIENCE, A POSTAGE-PAID ENVELOPE IS INCLUDED WHICH YOU MAY USE TO REGISTER YOUR CHOICES. Your votes are important. By simply signing, dating, and returning your proxy card(s), you will help to ensure sufficient responses are received and allow the proxies to vote on your behalf.

Thank you for the trust and confidence you have placed in the Griffin Funds over the years. I encourage you to read the enclosed Prospectus/Proxy Statement carefully and to return your proxy card(s) as soon as possible.

Sincerely,


/s/ William A. Hawkins
William A. Hawkins
President

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
   GRIFFIN U.S. GOVERNMENT INCOME FUND                             1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin U.S.
                                                                      Government Income Fund into the
                                                                      WM U.S. Government Securities
                                                                      Fund, as described in the
                                                                      Prospectus/Proxy Statement.
RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                      GRIFFIN U.S. GOVERNMENT INCOME FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
           GRIFFIN MUNICIPAL BOND FUND                             1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of the Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Municipal
                                                                      Bond Fund into the WM
                                                                      Tax-Exempt Bond Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                          GRIFFIN MUNICIPAL BOND FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
               GRIFFIN BOND FUND                                   1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Bond Fund
                                                                      into the WM Income Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.
RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                               GRIFFIN BOND FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
           GRIFFIN CALIFORNIA TAX-FREE FUND                        1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of the Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of The Griffin California
                                                                      Tax-Free Fund into the WM
                                                                      California Municipal Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                       GRIFFIN CALIFORNIA TAX-FREE FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
                 GRIFFIN GROWTH & INCOME FUND                      1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Growth &
                                                                      Income Fund into the WM Growth &
                                                                      Income Fund, as described in the
                                                                      Prospectus/Proxy Statement.


RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                         GRIFFIN GROWTH & INCOME FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                                                                                          FOR   AGAINST  ABSTAIN
===============================================================     1. Proposal to approve an Agreement    [_]     [_]      [_]
           GRIFFIN SHORT-TERM BOND FUND                               and Plan of Reorganization, which
===============================================================       contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Short-Term
                                                                      Bond Fund into the WM Short Term
                                                                      High Quality Bond Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                         GRIFFIN SHORT-TERM BOND FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
                     GRIFFIN GROWTH FUND                           1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Growth Fund
                                                                      into the WM Growth Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                              GRIFFIN GROWTH FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
           GRIFFIN MONEY MARKET FUND                               1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Money Market
                                                                      Fund into the WM Money Market Fund,
                                                                      as described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                --------------
    Please be sure to sign and date this Proxy. Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                           GRIFFIN MONEY MARKET FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

===============================================================                                           FOR   AGAINST  ABSTAIN
           GRIFFIN TAX-FREE MONEY MARKET FUND                      1. Proposal to approve an Agreement    [_]     [_]      [_]
===============================================================       and Plan of Reorganization, which
                                                                      contemplates the liquidation and
                                                                      dissolution of The Griffin Funds,
                                                                      Inc. and which provides for the
                                                                      merger of the Griffin Tax-Free
                                                                      Money Market Fund into the WM
                                                                      Tax-Exempt Money Market Fund, as
                                                                      described in the Prospectus/Proxy
                                                                      Statement.

RECORD DATE SHARES




                                                 --------------
    Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------------


----Shareholder sign here-----------------Co-owner sign here---

--------------------------------------------------------------------------------------------------------------------------------
DETACH CARD                                                                                                          DETACH CARD

                      GRIFFIN TAX-FREE MONEY MARKET FUND

                      A SERIES OF THE GRIFFIN FUNDS, INC.
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 26, 1999

The undersigned hereby appoints William A. Hawkins, William G. Papesh and Monte
D. Calvin, and each of them separately, proxies with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting (the "Meeting") of Shareholders of the Fund indicated above to be held at the offices of Griffin Financial Investment Advisers, 5000 Rivergrade Road, Irwindale, California, on February 26, 1999 at 10:00 a.m. (Pacific Time) and at any adjournment thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
---

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Directors recommend a vote FOR the proposal.

--------------------------------------------------------------------------------
        TO VOTE BY MAIL, PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE
                 AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's officer. If a partner, sign in the partnership name.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DETACH CARD                                                          DETACH CARD

                Important News for the Griffin Fund Stockholders

  The
Griffin [LOGO OF GRIFFIN FUNDS APPEARS HERE]
  Funds


Q. Why am I receiving this Prospectus/Proxy Statement?

A. The parent company of Griffin Financial Investment Advisers, H.F. Ahmanson & Company, has merged with Washington Mutual, Inc. ("Washington Mutual"), the corporate parent of WM Advisors, Inc., which is also an investment advisor. Washington Mutual has decided to consolidate its investment advisory businesses into a single entity and has recommended the consolidation of the mutual funds of The Griffin Funds, Inc. into the WM Group of Funds. As a result, you are being asked to approve the merger of your Griffin Fund into a corresponding fund in the WM Group, which would include an approval to liquidate and dissolve The Griffin Funds, Inc.


Q. How will this affect my account?

A. The mergers will not affect the value of your account. You will become a shareholder of a WM Fund that has an investment objective similar to that of your Griffin Fund. Investors through the Portfolio Builder program will hold shares of the WM Funds through that program. In addition, for each of the Griffin Funds other than the Griffin Growth Fund, the proposed mergers should result in expenses that are lower than those expected to become effective on April 1, 1999. (For the Griffin Growth Fund, expenses should remain about the same as those expected on April 1, 1999).



This is a brief overview of major matters to be voted upon. You should carefully read the text of the enclosed Prospectus/Proxy Statement.


--------------------------------------------------------------------------------
                                    Thank You
                      for mailing your proxy card promptly!

Q. Why do I need to vote?


A. Your vote is needed to ensure that the proposed mergers can be acted upon. Your immediate response on the enclosed proxy card(s) will help prevent the need for any further solicitations. We encourage all shareholders to participate in the governance of their Funds.



Q. How does the Board of Directors suggest that I vote?


A. After careful consideration, the Board of Directors unanimously recommends that you vote "FOR" the proposed merger.



Q. Who is paying for merger-related expenses?

A. WM Advisors, Inc. or its affiliates will pay all expenses relating to the merger. Your Fund will not pay any expenses relating to the merger or the shareholder meeting.



Q. How do I vote my shares?

A. You may vote by mail or in person at the Special Meeting to be held on February 26, 1999.



Q. Whom do I call if I have questions?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 333-4437 between 5:00 a.m. and 6:00 p.m. Pacific Time (8:00 a.m. and 9:00 p.m. Eastern Time), Monday through Friday.



                      GRIFFIN FINANCIAL INVESTMENT ADVISERS

              We appreciate your continued support and look forward
                     to serving your future investment needs



                                     The
                                    GRIFFIN
                                     Funds  [LOGO OF GRIFFIN FUNDS APPEARS HERE]

                   [LOGO OF THE GRIFFIN FUNDS APPEARS HERE]

                                     The
                                    GRIFFIN
                                     Funds